SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    AUGUST 9, 1996

                              STAT HEALTHCARE, INC.
               (Exact name of registrant as specified in charter)


     DELAWARE                      1-14386                        76-0496236
(State or other jurisdiction     (Commission                    (IRS Employer
of incorporation)                 File Number)               Identification No.)

12450 GREENSPOINT DRIVE, SUITE 1200, HOUSTON, TEXAS               77060
(Address of principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (713) 872-6900

          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

       On June 24, 1996, pursuant to the closing of the transactions (the "Exchange") contemplated by that certain Amended and Restated Agreement and Plan of Reorganization, dated as of March 15, 1996 (the "Reorganization Agreement"), by and among the registrant, Old STAT, Inc., a Delaware corporation named "STAT Healthcare, Inc." prior to the Exchange ("Old STAT"), STAT Acquisition Corp., a Delaware corporation wholly owned by the registrant ("STAT Acquisition"), and the AmHealth Corporations and AmHealth Partnerships described below, (a) AmHealth Corporation, AmHealth Enterprises of the Valley, Inc. and AmHealth Ambulatory Services, Inc., each a Texas corporation (collectively, the "AmHealth Corporations"), were merged with and into the registrant, with the registrant as the surviving corporation, (b) all the general partners and limited partners (excluding limited partners representing a 25% interest in Brownsville Kidney Center, Ltd.) (the "AmHealth Partners") of AmHealth Kidney Centers of the Valley, Ltd., Weslaco Kidney Center, Ltd., Starr Dialysis Center, Ltd., Mission Kidney Center, Ltd., Brownsville Kidney Center, Ltd., AmHealth Medical Management, Ltd., Brownsville Hyperbaric Healthcare, Ltd., Southwestern Infusion Healthcare, Ltd. and AmHealth Ambulatory Healthcare, Ltd., each a Texas limited partnership (collectively, the "AmHealth Partnerships"), received shares of common stock of the registrant (the "New STAT Common Stock") in exchange for the outstanding general and limited partner interests in the AmHealth Partnerships held by such partners, and (c) Old STAT merged with STAT Acquisition, with Old STAT as the surviving corporation. The shareholders of the AmHealth Corporations (the "AmHealth Shareholders") and the AmHealth Partners collectively received a total of 11,200,000 shares of New STAT Common Stock, each of the 3,702,472 shares of common stock of Old STAT (the "Old STAT Common Stock") issued and outstanding immediately prior to the consummation of the Exchange was converted into one share of New STAT Common Stock, and each option and warrant to purchase shares of Old STAT Common Stock outstanding immediately prior to the consummation of the Exchange was converted into an option or warrant, respectively, to purchase shares of New STAT Common Stock on substantially the same terms and conditions. Upon consummation of the Exchange, (i) the participating AmHealth Shareholders and AmHealth Partners collectively received approximately 75% of the New STAT Common Stock outstanding immediately after the Exchange, (ii) the corporate name of the registrant was changed to "STAT Healthcare, Inc.", and (iii) the corporate name of Old STAT was changed to "Old STAT, Inc." Additional information regarding the consummation of the Exchange and disclosure of certain historical and pro forma financial information is presented or incorporated by reference in the registrant's Current Report on Form 8-K dated June 24, 1996.

       The Exchange was accounted for using the pooling of interests method. The audited supplemental consolidated financial statements set forth below are being filed to restate the registrant's consolidated financial statements as of and for the years ended December 31, 1993, 1994, and 1995. The supplemental consolidated financial statements will become the primary historical financial statements of the registrant upon issuance of financial statements that include the date of consummation.
                                       2

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) Exhibits.

           27.1 Restated Financial Data Schedule.

           99.1 The following supplemental consolidated financial statements of the registrant, together with the independent auditors' reports, are filed as
Exhibit 99.1 hereto:
                                                                          PAGE

(1) Independent Auditors' Report .......................................   F-1
(2) Independent Auditors' Report .......................................   F-2
(3) Independent Auditors' Report .......................................   F-3
(4) Supplemental Consolidated Balance Sheets
        at December 31, 1993, 1994 and 1995 ............................   F-4
(5) Supplemental Consolidated Statements of Income
        for the years ended December 31, 1993,
        1994 and 1995 ..................................................   F-5
(6) Supplemental Consolidated Statements of Changes
        in Stockholders' Equity for the years ended
        December 31, 1993, 1994 and 1995 ...............................   F-6
(7) Supplemental Consolidated Statements of Cash
        Flows for the years ended December 31, 1993,
        1994 and 1995 ..................................................   F-7
(8) Notes to Supplemental Consolidated Financial
        Statements .....................................................   F-8

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 14, 1996                     STAT HEALTHCARE, INC.
                                            (formerly New STAT Healthcare, Inc.)



                                            By: /S/ NED E. CHAPMAN
                                                Ned E. Chapman
                                                Chief Financial Officer